SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23567

BBR ALO FUND, LLC
(Exact name of registrant as specified in charter)

Matthew Shapiro
c/o BBR Partners, LLC
55 East 52nd Street, 18th Floor
New York, New York 10055

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 313-9870

With a copy to:

Nicole M. Runyan, P.C.
Brad A. Green, P.C.
Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
(212) 446-4800

Date of fiscal year end: March 31

Date of reporting period: September 30, 2025

Item 1. Report to Shareholders

(a)

BBR ALO Fund, LLC

Semi-Annual Report

For the Six Months Ended September 30, 2025

(Unaudited)

BBR ALO Fund, LLC

Table of Contents
For the Six Months Ended September 30, 2025 (Unaudited)

Schedule of Investments	2-7
Summary of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	13
Notes to Financial Statements	14-21
Special Investor Meeting Results	22
Approval of New Subadvisory Agreement	23-24
Other Information	25

BBR ALO Fund, LLC

Schedule of Investments
As of September 30, 2025 (Unaudited)

Number of Shares		Value
	COMMON STOCKS — 81.5%
	COMMUNICATIONS — 3.6%
264,497	Auto Trader Group PLC[1]	$2,803,234
3,484	Booking Holdings, Inc.*	18,811,057
176,222	Fox Corp.	11,112,559
2,902,000	HKT Trust and HKT, Ltd. [1]	4,295,558
460,902	Informa PLC[1]	5,686,751
897,344	Koninklijke KPN NV1	4,302,998
383,770	Pearson PLC[1]	5,451,835
340,039	Rightmove PLC[1]	3,239,904
543,737	Warner Bros Discovery, Inc.*	10,619,184
		66,323,080
	CONSUMER DISCRETIONARY — 8.0%
61,011	Amadeus IT Group SA1	4,831,916
101,825	Aristocrat Leisure, Ltd. [1]	4,712,462
157,773	Buckle, Inc.	9,254,964
96,508	Bunzl PLC[1]	3,044,343
1,059,041	Copart, Inc.*	47,625,074
26,116	Dillard’s, Inc.	16,047,760
438,600	Honda Motor Co., Ltd. [1]	4,539,900
106,269	Industria de Diseno Textil SA1	5,856,453
118,434	Lottomatica Group SPA[1]	3,184,920
4,058	NVR, Inc.*	32,604,650
98,000	Open House Group Co., Ltd. [1]	5,071,936
125,948	Signet Jewelers, Ltd.	12,080,932
		148,855,310
	CONSUMER STAPLES — 2.4%
370,500	Asahi Group Holdings, Ltd. [1]	4,447,453
98,750	British American Tobacco PLC[1]	5,240,907
25,513	Canadian Tire Corporation, Ltd. [1]	3,036,450
342,498	Glanbia PLC[1]	5,629,939
691,621	Haleon PLC[1]	3,091,231
77,491	Koninklijke Ahold Delhaize NV1	3,132,189
14,652	Nestle SA1	1,344,326
24,395	Philip Morris International	3,956,869
33,211	Salmar ASA[1]	1,771,014
1,522,744	Tesco PLC[1]	9,121,722
50,800	Toyo Suisan Kaisha, Ltd. [1]	3,632,006
		44,404,106
	ENERGY — 3.7%
174,656	HF Sinclair Corp.	9,141,495
135,941	Landbridge Company LLC	7,252,453
59,095	Marathon Petroleum Corp.	11,389,970
261,020	Shell PLC[1]	9,288,550
6,963	Texas Pacific Land Corp.	6,500,935

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Schedule of Investments
As of September 30, 2025 (Unaudited) (continued)

Number of Shares		Value
	COMMON STOCKS (Continued)
	ENERGY (Continued)
72,084	Valero Energy Corp.	$12,273,022
187,775	Weatherford International PLC	12,849,443
		68,695,868
	FINANCIALS — 14.0%
304,000	AIA Group Ltd. [1]	2,915,903
654,400	AIB Group PLC[1]	5,923,614
190,000	Arch Capital Group, Ltd.*	17,238,700
147,617	AXA SA1	7,038,783
284,358	Bank Leumi Le-Israel[1]	5,611,017
24,545	BAWAG Group AG1	3,225,437
248,831	Beazley PLC[1]	3,034,688
456,200	BOC Aviation, Ltd. [1]	4,079,756
128,999	Brown & Brown, Inc.	12,098,816
18,100	DBS Group Holdings Ltd. [1]	717,630
40,816	Hingham Institution for Savings	10,766,444
347,736	IG Group Holdings PLC[1]	5,035,790
63,793	KBC Group NV1	7,593,336
37,746	Kinsale Capital Group, Inc.	16,051,864
26,828	London Stock Exchange Group PLC[1]	3,072,035
1,293,920	Medibank Private Ltd. [1]	4,124,525
372,600	Mitsubishi UFJ Financial Group Inc. [1]	6,030,724
1,009,747	NatWest Group PLC[1]	7,081,942
103,291	NN Group N.V. [1]	7,259,335
348,226	Nordea Bank ABP[1]	5,705,956
487,800	Oversea-Chinese Banking Corporation, Ltd.	6,216,132
102,669	Primerica, Inc.	28,499,888
335,500	RLI Corp.	21,881,310
14,882	Royal Bank of Canada[1]	2,192,957
235,270	Scorpio Tankers, Inc.	13,186,883
284,800	Singapore Exchange Ltd[1]	3,649,131
239,000	Sony Financial Group, Inc. [1]	264,999
163,500	Sumitomo Mitsui Financial Group Inc. [1]	4,616,158
236,010	Teekay Tankers, Ltd.	11,930,306
262,536	Tryg A/S1	6,656,563
103,162	UniCredit SpA[1]	7,803,419
232,506	WR Berkley Corp.	17,814,610
		259,318,651
	HEALTH CARE — 6.0%
45,184	AstraZeneca PLC	6,793,700
57,800	Chugai Pharmaceutical Co. Ltd. [1]	2,519,738
24,751	Elevance Health, Inc.	7,997,543

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Schedule of Investments
As of September 30, 2025 (Unaudited) (continued)

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
66,865	Fresenius SE & Co KGAA[1]	$3,718,645
27,405	Galenica AG1	2,976,560
100,944	Hikma Pharmaceuticals PLC[1]	2,304,732
46,428	Humana, Inc.	12,079,173
38,346	IDEXX Laboratories, Inc*	24,498,876
68,203	Molina Healthcare, Inc.*	13,051,326
45,512	Novartis AG1	5,721,574
80,746	Novo Nordisk A/S1	4,374,477
66,901	Recordati Industria Chimica e Farmaceutica S.P.A. [1]	4,058,174
17,916	Roche Holding AG1	5,846,771
106,600	Takeda Pharmaceutical Co Ltd. [1]	3,109,857
32,030	United Therapeutics Corp.*	13,427,296
		112,478,442
	INDUSTRIALS — 21.4%
80,401	ABB Ltd. [1]	5,786,772
162,900	Ametek, Inc.	30,625,200
311,066	Amphenol Corp., Class A	38,494,417
403,711	BAE Systems PLC[1]	11,177,100
265,258	Canadian Pacific Kansas City	19,759,068
176,095	Compass Group PLC[1]	5,988,224
403,800	ENEOS Holdings, Inc. [1]	2,565,963
413,321	Fastenal Company	20,269,262
191,559	Gentex Corp.	5,421,120
387,361	Graco, Inc.	32,910,191
272,197	HEICO Corp., Class A	69,162,546
56,305	IDEX Corp.	9,164,202
128,454	Landstar System, Inc.	15,743,322
260,842	Old Dominion Freight Line, Inc.	36,721,337
2,702,400	Persol Holdings Co., Ltd. [1]	4,927,573
66,116	Prysmian SPA[1]	6,530,148
91,000	RBC Bearings, Inc.*	35,516,390
195,913	RELX PLC[1]	9,370,210
83,334	Ryanair Holdings PLC[1]	2,415,053
23,114	Safran SA1	8,138,580
25,208	Schneider Electric SE1	7,027,362
52,700	Secom Co Ltd. [1]	1,932,915
52,171	Stantec Inc. [1]	5,625,248
92,879	The Weir Group PLC[1]	3,411,933
27,646	Vinci SA1	3,825,937
40,592	Wolters Kluwer NV1	5,531,809
		398,041,882

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Schedule of Investments
As of September 30, 2025 (Unaudited) (continued)

Number of Shares		Value
	COMMON STOCKS (Continued)
	MATERIALS — 4.8%
38,667	Brenntag SE1	$2,309,222
144,930	CF Industries Holdings, Inc.	13,000,221
162,044	Core Natural Resources, Inc.	13,527,433
50,994	Linde PLC[1]	24,222,150
185,739	LyondellBasell Industries - Class A	9,108,641
25,937	Rio Tinto, Ltd. [1]	2,093,176
72,000	Simpson Manufacturing Co, Inc.	12,057,120
194,532	Warrior Met Coal, Inc.	12,380,017
		88,697,980
	REAL ESTATE — 0.3%
558,300	Mitsui Fudosan Co Ltd. [1]	6,088,418

	TECHNOLOGY — 16.6%
20,671	Amdocs, Ltd.	1,696,056
57,361	Applied Materials, Inc.	11,744,091
4,496	ASML Holding NV1	4,368,342
146,900	BIPROGY Inc. [1]	5,996,770
114,909	Cisco Systems, Inc.	7,862,074
1,871	Constellation Software, Inc. [1]	5,078,018
198,528	CoStar Group, Inc.*	16,749,807
56,537	Descartes Systems Group, Inc.*	5,327,482
35,756	Euronext NV1	5,344,731
1,306	Fair ISAAC Corp.*	1,954,468
429,459	HP, Inc.	11,694,169
235,715	Intel Corp.	7,908,238
47,515	Interdigital, Inc.	16,403,603
9,528	KLA Corp.	10,276,901
96,391	Lam Research Corp.	12,906,755
67,276	Micron Technology, Inc.	11,256,620
36,521	Moody’s Corp.	17,401,526
43,906	MSCI, Inc.	24,912,703
21,740	NICE, Ltd.*	3,147,517
91,600	Nomura Research Institute Ltd. [1]	3,513,264
127,000	OBIC Co., Ltd. [1]	4,425,380
36,454	SAP SE1	9,747,585
239,000	Sony Group Corp[1]	6,881,894
31,200	Taiwan Semiconductor Manufacturing Co., Ltd.	8,713,848
63,651	Teledyne Technologies, Inc.*	37,302,032
33,718	Tyler Technologies, Inc.*	17,639,909
125,399	Veeva Systems, Inc. - Class A*	37,357,616
		307,611,399

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Schedule of Investments
As of September 30, 2025 (Unaudited) (continued)

Number of Shares		Value
	COMMON STOCKS (Continued)
	UTILITIES — 0.7%
731,402	Enel SPA[1]	$6,921,845
376,542	National Grid PLC[1]	5,404,848
		12,326,693
	TOTAL COMMON STOCKS
	(Cost $1,159,403,128)	1,512,841,829

	INVESTMENT FUNDS — 14.8%
	HWC Long Onshore Fund, LP2,*	274,950,827
	TOTAL INVESTMENT FUNDS
	(Cost $222,000,000)	274,950,827

	TOTAL INVESTMENTS — 96.3%
	(Cost $1,381,403,128)	1,787,792,656
	Other Assets in Excess of Liabilities — 3.7%	69,140,248
	TOTAL NET ASSETS — 100.0%	$1,856,932,904

ADR	– American Depository Receipt
LLC	– Limited Liability Company
PLC	– Public Limited Company
SP ADR	– Sponsored American Depository Receipt
SE	– Societas Europaea
SA	– Société Anonyme
LP	– Limited Partnership

[1]	Foreign security denominated in U.S. Dollars.

[2]

Partnership is not designated in units. The Fund owns approximately 28.97% of HWC Long Master Fund, LP through its investment in HWC Long Onshore Fund, LP, which invests substantially all of its assets in HWC Long Master Fund, LP, and has contractually waived its right to vote its interests.

*	Non-income producing security.

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Schedule of Investments
As of September 30, 2025 (Unaudited) (continued)

Additional information on Investment Funds is as follows:

Security	Redemption Permitted	Acquisition Date	Investment Strategy	Redemption Notice Period
HWC Long Onshore Fund, LP	Quarterly	5/1/2024	Long-Only Equities[a]	45 Days

[a]

This investment category includes investment funds that make long-only investments in equity securities that are deemed by investment managers to be undervalued and to present certain sustainable advantages.

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Summary of Investments
As of September 30, 2025 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	21.4%
Technology	16.6%
Financials	14.0%
Consumer Discretionary	8.0%
Health Care	6.0%
Materials	4.8%
Energy	3.7%
Communications	3.6%
Consumer Staples	2.4%
Utilities	0.7%
Real Estate	0.3%
Total Common Stocks	81.5%
Investment Funds	14.8%
Total Investments	96.3%
Other Assets in Excess of Liabilities	3.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statement of Assets and Liabilities
September 30, 2025 (Unaudited)

Assets
Investments, at fair value (cost $1,381,403,128)	$1,787,792,656
Cash	139,630,328
Receivables:
SpotFX Receivable	6,284,072
Receivables for investments sold	6,225,910
Dividends receivable	1,638,352
Interest receivable	411,211
Total Assets	1,941,982,529

Liabilities
Payables:
Payable for shares repurchased (see Note 8)	52,962,815
Investor subscriptions received in advance	14,235,500
Payable for Investments Purchased	9,408,036
SpotFX payable	6,286,023
Investment Advisory fees (see Note 5)	1,274,086
Subadvisory fees (see Note 5)	706,520
Other fees payable	176,645
Total Liabilities	85,049,625

Net Assets	$1,856,932,904

Components of Net Assets:
Paid-in capital	$1,339,869,289
Total distributable earnings	517,063,615
Net Assets	$1,856,932,904

Number of Shares Outstanding (unlimited number of shares authorized)	126,270,685

Net asset value per Share	$14.71

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statement of Operations
For the Six Months Ended September 30, 2025 (Unaudited)

Income
Dividends (net of foreign withholding taxes of $571,997)	$8,853,148
Interest	2,394,310
Total Income	11,247,458

Expenses
Investment advisory fees (see Note 5)	7,167,185
Subadvisory fees (see Note 5)	4,006,875
Miscellaneous Fees	5,760
Total Expenses	11,179,820

Net Expenses	11,179,820
Net Investment Income	67,638

Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments	80,895,687
Foreign currency transactions	(135,830)
Net realized gain	80,759,857
Net change in unrealized on:
Investments	96,010,722
Foreign currency transactions	6,342
Net unrealized gain	96,017,064
Net Realized and Unrealized Gain	176,776,921

Net Increase in Net Assets from Operations	$176,844,559

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statements of Changes in Net Assets

	For the Six Months Ended September 30, 2025 (Unaudited)	For the Year Ended March 31, 2025
Operations
Net investment Income	$67,638	$166,908
Net realized gain on investments	80,759,857	58,082,507
Net change in unrealized appreciation (depreciation) on investments	96,017,064	(51,370,809)
Net Increase in Net Assets from Operations	176,844,559	6,878,606

Distributions to Investors
Distributions	—	(91,136,341)
Net Change in Net Assets from Distributions to Investors	—	(91,136,341)

Capital Share Transactions (see Note 8)
Shares issued	107,827,200	268,030,069
Reinvested distributions	—	91,136,341
Shares repurchased	(75,738,325)	(148,626,320)
Net Change in Net Assets from Capital Transactions	32,088,875	210,540,090

Total Increase	208,933,434	126,282,355

Net Assets
Beginning of period	1,647,999,470	1,521,717,115
End of period	$1,856,932,904	$1,647,999,470

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Statement of Cash Flows
For the Six Months Ended September 30, 2025 (Unaudited)

Cash flows provided by (used in) operating activities:
Net Increase in Net Assets from Operations	$176,844,559
Adjustments to reconcile Net Increase in Net Assets from Operations to net cash used in operating activities:
Net realized gain from investments	(80,895,687)
Net change in unrealized depreciation on investments	(96,010,722)
Return of capital distribution
Purchases of investments	(671,310,441)
Sales of investments	620,967,451
(Increase)/Decrease in assets:
Receivable for investments sold	(1,112,803)
Dividends receivable	(1,009,763)
Interest receivable	(9,495)
Spot FX receivable	(6,284,072)
Increase/(Decrease) in liabilities:
Payable for investments purchased	5,726,559
Investment Advisory fees	157,963
Subadvisory fees	160,763
Other payable	133,338
Spot FX payable	6,286,023
Net Cash Used in Operating Activities	(46,356,327)

Cash flows provided by (used in) financing activities:
Proceeds from subscriptions	105,409,500
Payments for Shares repurchased	(49,878,758)
Net Cash provided by (used in) Financing Activities	55,530,742

Net change in cash	9,174,415

Cash
Cash, beginning of period	130,455,913
Cash, end of period	$139,630,328

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Financial Highlights

The following represents certain ratios to average net assets and other supplemental information for the period indicated. An individual investor’s ratios and returns may vary from the below based on the timing of capital transactions.

	For the Six Months Ended September 30, 2025 (Unaudited)		For the Year Ended March 31, 2025		For the Year Ended March 31, 2024		For the Year Ended March 31, 2023		For the Year Ended March 31, 2022		For the Period May 1, 2020* through March 31, 2021
Net Asset Value, Beginning of Period	$13.32		$14.04		$11.45		$13.05		$13.73		$10.00
Income from investment operations:
Net investment gain (loss) (1)	0.00		0.00		0.00		(0.04)		(0.11)		(0.09)
Net realized and unrealized gain (loss) on investments	1.39		0.04		2.59		(1.22)		0.04		3.88
Total from investment operations:	1.39		0.04		2.59		(1.26)		(0.07)		3.79

Less Distributions to Investors:
From net investment income	—		—		—		—		—		—
From net realized gains	—		(0.76)		—		(0.34)		(0.61)		(0.06)
Net change in Net Asset Value due to distributions to Investors	—		(0.76)		—		(0.34)		(0.61)		(0.06)

Net Asset Value, End of Period	$14.71		$13.32		$14.04		$11.45		$13.05		$13.73

Total Return (2)	0.32%		0.32%		22.62%		(9.42)%		(1.16)%		37.93	%(3)

Net assets, end of period (in thousands)	$1,856,933		$1,647,999		$1,521,717		$1,252,251		$1,400,171		$1,297,453

Net investment gain (loss) to average net assets	0.01	%(4),(5)	0.01	%(5)	0.02	%(5)	(0.33	)%(5)	(0.74	)%(5)	(0.70	)%(4),(5)

Ratio of net expenses to average net assets	1.27	%(4),(5)	1.30	%(5)	1.26	%(5)	1.23	%(5)	1.22	%(5)	1.13	%(4),(5)

Portfolio turnover rate	37.17	%(3)	24.84%		36.11%		46.17%		20.84%		26.76	%(3)

*	Commencement of operations.

(1)	Based on average Shares outstanding for the period.

(2)

Total return reflects the changes in net asset value during the period based on the performance of the Fund and investor subscriptions and redemptions, and assumes all dividends and distributions, if any, were reinvested in accordance with the Fund’s dividend reinvestment plan.

(3)	Not annualized.

(4)	Annualized, except for certain non-recurring fees.

(5)	These ratios do not include earned income or expenses incurred by the Fund through its investment in the Investment Fund.

See accompanying Notes to Financial Statements.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2025 (Unaudited)

1. Organization

BBR ALO Fund, LLC (the “Fund”) is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware limited liability company on January 10, 2020, and commenced operations on May 1, 2020. BBR Partners, LLC serves as the investment adviser to the Fund (the “Adviser”), and each of Maren Capital LLC (“Maren”), AllianceBernstein L.P. (“AllianceBernstein”), Quantum Capital Management, LLC (“Quantum”) and Summit Street Capital Management, LLC (“Summit Street” and, collectively with Maren, AllianceBernstein and Quantum, the “Subadvisers”) has been engaged to directly manage specified portions of the Fund’s assets. The Adviser and each Subadviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

AllianceBernstein commenced providing subadvisory services to the Fund on June 30, 2025. On April 28, 2025, the Adviser provided notice to Polen Capital Management, LLC (“Polen”) , a then-current subadviser of the Fund, of the termination of the subadvisory agreement among the Adviser, the Fund and Polen, pursuant to its terms, to be effective after the close of business on June 27, 2025. At a special meeting of Fund investors held on June 27, 2025, upon the recommendation of the Board and further to the Board’s respective approvals at a meeting held on May 22, 2025, Fund investors approved a new subadvisory agreement with AllianceBernstein. Results of the meeting of Fund investors are reported under Special Investor Meeting Results.

The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by deploying its assets among a select group of long-biased equity investment managers (the “Investment Managers”), and the unregistered investment vehicles (the “Investment Funds”) and/or accounts they operate. In addition to allocating Fund assets to Investment Funds, the Adviser may allocate Fund assets to accounts operated by Investment Managers pursuant to subadvisory agreements with such Investment Managers.

Long-biased investing generally involves buying securities with the expectation that their price will increase. Investment Managers that employ long-biased equity strategies typically seek to capitalize on discrepancies between an evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of the security, and the consensus view reflected in the market price of such security. Investment Managers generally will invest primarily in equity securities and equity-linked instruments in U.S. and global markets, including emerging markets, to create long-biased holdings in various positions, sectors and/or countries. Investment Managers may focus on a particular capitalization range (e.g., small cap vs. large cap) or industry sector (e.g., healthcare, technology or consumer products), may employ a specific investment style (e.g., value vs. growth) or may pursue a broad mandate without specific regard for capitalization, sector or geography. Certain Investment Managers also may seek to extract value by being more trading-oriented or catalyst-driven.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund are managed under the direction of its Board of Directors (the “Board”). The Board has the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director is vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized under Delaware law. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Board has engaged the Adviser to manage the day-to-day operations of the Fund, and the Subadvisers to manage allocated portions of the Fund’s assets.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2025 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Valuation of Investments

The 1940 Act provides that securities for which market quotations are “readily available” must be valued at market value, and all other securities and other assets must be valued at “fair value” in accordance with requirements under the 1940 Act. The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”), and has designated the Adviser as its “valuation designee” (as defined in Rule 2a-5 under the 1940 Act) to determine fair value in good faith for all Fund investments for which market quotations are not readily available. The Fund’s assets managed by the Subadvisers are valued in accordance with the Valuation Procedures. The value of the Fund’s assets will be based on information reasonably available on each date on which the Fund calculates its net asset value (each, a “Determination Date”) and that the Adviser believes to be reliable.

Publicly-traded equity securities are valued, except as indicated below, at the last sale price on the Determination Date on the securities exchange or national securities market on which such securities primarily are traded (a “primary market”). If there has been no sale on such day, the securities are valued at the average of the most recent bid and asked quotations or, if no asked quotations for such security are available, at the most recent bid quotation on such exchange or market on the Determination Date.

Equity-linked instruments are valued based on the value of the underlying reference asset(s) and the terms of the instrument (e.g., an interest rate) to approximate what the Fund would receive on a current termination of the instrument. Such reference asset(s) are valued in accordance with the applicable provisions of the Valuation Procedures.

Debt securities and instruments, if any, generally are valued, to the extent possible, by an independent pricing service approved by the Adviser. Each pricing service provides an evaluated price based on its proprietary methodologies, which may use a variety of inputs, models and assumptions based on its methodology for a particular type of security. Debt securities and instruments for which valuation is not provided by a pricing service are valued using an evaluated price provided by Bloomberg, and if Bloomberg does not provide a price, then the security generally will be valued by obtaining prices from broker/dealers on the Determination Date. Overnight and certain other short-term debt securities and instruments with maturities of less than 60 days (excluding U.S. Treasury bills) are valued by the amortized cost method, unless a pricing service provides a valuation for such security, or, in the opinion of the Adviser, the amortized cost method would not represent fair value on the Determination Date.

Derivative instruments, if any, which may be used for hedging and non-hedging purposes, are valued in accordance with the Valuation Procedures. Certain derivatives may be valued (i) by pricing services approved by the Adviser, (ii) based on the value of the underlying reference asset(s), (iii) at their last sale price on the primary market, (iv) using evaluated pricing available from Bloomberg, (v) using a quotation obtained from an independent broker/dealer, (vi) at their intrinsic value, (vii) at the most recent settlement price, (viii) at their acquisition cost until such time as market prices become available or (ix) at their fair value determined by the Valuation Committee (as defined below), as applicable.

Securities for which market prices are not readily available and securities for which quotations are deemed by the Adviser to be unreliable are fair valued or otherwise valued in accordance with the Valuation Procedures. The Board has approved the formation of a committee established by the Adviser to oversee the valuation of the Fund’s investments pursuant to the Valuation Procedures (the “Valuation Committee”), and assist in the valuation of such securities. Circumstances in which market prices may not be readily available include, but are not limited to, when an exchange or market is not open for trading for an entire trading day or closes early, or trading in a particular security is halted, and no other market prices are available. In these circumstances, portfolio management personnel of the Fund, the Adviser or the Subadvisers will seek to determine whether to recommend an adjustment to the last sale price on the primary market, and the Valuation Committee will meet as necessary, in accordance with the Valuation Procedures.

The Adviser generally will value the Fund’s investment in any Investment Funds using the “practical expedient,” in accordance with ASC Topic 820, based on the valuation provided to the Adviser by the Investment Fund in accordance with the Investment Fund’s own valuation policies, provided that the Investment Fund falls within the scope of ASC 946. The fair value of investments in Investment Funds ordinarily will be the carrying amount (book value) of the Fund’s interest in such investments, as provided to the Fund by the Investment Managers as of or prior to the relevant Determination Date. The Valuation Procedures, however, require the consideration of all relevant information reasonably available at the time the Fund values its portfolio. As a result, the Adviser may conclude in certain circumstances that the information provided by an Investment Manager does not represent the fair value of the Fund’s interests in an Investment Fund. In accordance with the Valuation Procedures, in the absence of specific transaction activity in interests in a particular Investment Fund, the Adviser

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2025 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s interest in an Investment Fund based on the net asset value reported by the Investment Manager, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Investment Managers, upon which the Fund will calculate its month-end net asset value, may be subject to later adjustment based on information reasonably available at that time. In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets ultimately are sold, and the differences may be significant.

Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. The Fund accounts for distributions received from investments as dividend income, realized gain, or return of capital based on information provided by the company. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash includes cash equivalents of $139,630,328 consisting of highly liquid money market funds that are readily convertible into cash. Such securities with maturities of three months or less, when purchased, are considered to be cash equivalents. The carrying amount of these securities approximates fair value. Cash is held in financial institutions and, at times, may exceed federal insured limits. At September 30, 2025, cash on the statement of financial condition includes $139,630,328 invested in the Fidelity Treasury Fund (FISXX).

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2025 (Unaudited) (continued)

3. Select Risk Factors

The Fund’s investments may expose the Fund to various risk factors including, but not limited to the following:

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets is expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in issuers in a single sector, the risk of any investment decision is increased. While the Adviser believes that the Fund’s investment program will moderate this risk to some degree through multiple Investment Managers, no guarantee or representation is made that the Fund’s investment program will be diversified or successful.

An investment in the Fund involves a high degree of risk, including the risk that the investor’s entire investment may be lost. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Managers, the allocation of offering proceeds thereto and the performance of the Investment Managers, including the Subadvisers, and the Investment Funds. The Investment Managers’ investment activities involve the use of strategies and investment techniques with significant risk characteristics, including risks arising from national or international economic conditions, volatility in the global equity, currency, real estate and fixed-income markets, shifts in macro-economic fundamentals, the risks of short sales, the risks of leverage, the potential illiquidity of securities and derivative instruments, the risk of loss from counterparty defaults and the risk of borrowing to meet withdrawal requests, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Managers. No assurance can be given that: (i) the Investment Managers’ investment programs, strategies, decisions and activities will be successful; (ii) the Investment Managers will achieve their return expectations; (iii) the Investment Managers will achieve any return of capital invested; or (iv) investors will not suffer losses from an investment in the Fund. All investments made by the Investment Managers risk the loss of capital. The Investment Managers’ results may vary substantially over time.

Market Disruption and Geopolitical Risk. Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value and liquidity of the Fund’s and the Investment Funds’ investments. In addition, turbulence and reduced liquidity in financial markets may negatively affect Investment Managers, Investment Funds and issuers, which could adversely affect the Fund. Stock prices may experience greater volatility during periods of challenging market conditions. As a result, during these periods, the Fund’s net asset value will fluctuate, an investor may experience a significant decline in the value of its investment and it could lose money.

The Adviser’s business activities, as well as the activities of the Fund, the Investment Funds and their operations and investments, could be materially adversely affected by outbreaks of disease, epidemics and public health issues, which can exacerbate pre-existing political, social and economic risks in certain countries or regions and trigger a prolonged period of global economic slowdown. Recent examples include pandemic risks related to COVID-19 (notably, its significant negative impact on economic and market conditions and global supply chains, and the aggressive measures taken worldwide in response by governments and businesses) and geopolitical risks related to the ongoing war between Russia and Ukraine and conflict(s) in the Middle East, the imposition of tariffs on and trade disputes with certain countries and other geopolitical tensions, hostilities and instability. To the extent the Fund or the Investment Funds have significant investments in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

As of the date hereof, there is uncertainty with respect to legislation, regulation and government policy at the federal, state and local levels, notably as respects U.S. fiscal, tax, trade, healthcare, energy, immigration, foreign and government regulatory policy. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and geopolitical risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, tax rates, inflation, energy costs, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the White House implements additional changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, the U.S. regulatory environment, corporate taxes, inflation, healthcare, unemployment and immigration, among other areas. Until any additional policy changes are finalized, it cannot be known whether the Fund and its investments or future investments may be positively or negatively affected, or the impact of continuing uncertainty.

Equity Securities. An Investment Fund’s and the Fund’s portfolio may include positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Managers may focus on investments within specific sectors, countries and/or regions. Investment Managers also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value in response to many factors, including the activities and financial condition

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2025 (Unaudited) (continued)

3. Select Risk Factors (continued)

of individual companies, the business market in which individual companies compete and general market and economic conditions. Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. Investment Managers may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

Investment Approach. Investment Funds are not registered as investment companies under the 1940 Act. The Fund, as an investor in an Investment Fund, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Adviser periodically receives information from the Investment Fund regarding its investment performance and investment strategies, the Adviser may have little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, and such strategies may involve risks that are not anticipated by the Adviser. Investment Managers may change their investment strategies (i.e., may experience style drift) at any time. In addition, the Fund and the Adviser have no control over an Investment Fund’s investment management, brokerage, custodial arrangements or operations, and must rely on the experience and competency of the Investment Manager in these areas. The performance of the Fund depends on the success of the Adviser in selecting Investment Managers for investment by the Fund and the allocation and reallocation of Fund assets among Investment Managers.

Investment Managers make investment decisions independently of each other so that, at any particular time, Investment Managers may buy, sell or hold similar positions at the same time. Alternatively, an Investment Manager may purchase shares in an issuer that at the same time are being sold by another Investment Manager; transactions of this sort could result in the Fund’s directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because the Fund may make additional investments in or withdraw from Investment Managers only at certain times due to restrictions imposed by the Investment Managers or Investment Funds, the Fund may, from time to time, temporarily invest some of its assets in money market securities, money market funds, or other similar types of investments.

Investment Funds may permit or require that withdrawals or redemptions of interests be made in-kind, or in part in cash and in part in-kind. The Fund may receive securities that are illiquid or difficult to value upon its withdrawal of all or a portion of its interest in an Investment Fund. In addition, Investment Funds may impose so-called “gates,” limiting the proportion of assets investors, including the Fund, may withdraw on any single withdrawal date. The Fund may otherwise not be able to withdraw from an Investment Fund except at specified times, thereby limiting the Adviser’s ability to withdraw assets from an Investment Fund that may have poor performance or for other reasons.

4. Fair Value Disclosures

The Fund discloses the fair value of its investments in accordance with FASB ASC 820-10, “Fair Value Measurements”, which establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to valuations based on unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). FASB ASC 820-10-35-40 to 54 provides three levels of fair value as listed below.

●	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine fair value based on its own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2025 (Unaudited) (continued)

4. Fair Value Disclosures (continued)

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement; however, the determination of what constitutes “observable” requires significant judgment by the Valuation Committee. The Valuation Committee considers observable data to be market data that is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following table presents the investments carried on the Schedule of Investments by level within the valuation hierarchy as of September 30, 2025:

	Level 1	Level 2*	Level 3*	Investments Valued at Net Asset Value	Total
Investments in Securities
Common Stocks[1]	$1,512,841,829	$—	$—	$—	$1,512,841,829
Investment Fund	—	—	—	274,950,827	274,950,827
Total Investments in Securities	$1,512,841,829	$—	$—	$274,950,827	$1,787,792,656

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at period-end.

5. Investment Advisory and Other Agreements

The Fund has entered into an investment advisory agreement with the Adviser. In consideration of services provided, the Fund pays the Adviser a unitary management fee, computed and payable monthly in arrears, at an annual rate of 0.80% of the Fund’s net asset value (the “Investment Advisory Fee”). In turn, the Adviser pays substantially all operating expenses of the Fund, except fees and expenses of the Investment Funds, the fees payable to the Subadvisers, interest expenses, taxes, portfolio transaction-related fees and expenses, costs of borrowing, litigation and indemnification expenses, and any other extraordinary expenses not incurred in the ordinary course of the Fund’s business. For the period ended September 30, 2025, the Fund accrued fees to the Adviser of $7,167,185, of which $5,893,099 was paid during the period.

Each of Maren, AllianceBernstein, Quantum and Summit Street has been engaged to directly manage specified portions of the Fund’s assets pursuant to subadvisory agreements with each Subadviser. In consideration of the subadvisory services provided to the Fund by the Subadvisers, the Fund pays a fee, calculated based on the net asset value of the respective allocated portion of the Fund’s assets, to each Subadviser (the “Subadvisory Fees”). For the period ended September 30, 2025, the weighted average aggregate fee payable by the Fund to the Subadvisers and Polen, as applicable, was 0.44% of the allocable portion of the Fund’s assets managed by the Subadvisers and Polen. For the period ended September 30, 2025, the Fund accrued fees to the Subadvisers of $4,006,875, of which $3,300,355 was paid during the period.

For purposes of determining the Investment Advisory Fee payable to the Adviser for any month, “net asset value” means the total value of all assets of the Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Shares on such date and before any reduction for any fees and expenses of the Fund. For purposes of determining the Subadvisory Fees payable to each Subadviser, “net asset value” means the total value of the assets of the Fund allocated to the Subadviser as of the end of a month or quarter, as the case may be, less a pro rata portion of all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Fund. The Investment Advisory Fee and the Subadvisory Fees are prorated for any partial period based on the number of days in such period. The Investment Advisory Fee and the Subadvisory Fees are paid to the Adviser and the Subadvisers, respectively, out of the Fund’s assets and, therefore, will decrease the net profits or increase the net losses of the Fund. The Investment Advisory Fee and the Subadvisory Fees are in addition to the asset-based fees, incentive fees or allocations, if applicable, and other expenses charged by the Investment Funds and indirectly borne by investors.

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2025 (Unaudited) (continued)

5. Investment Advisory and Other Agreements (continued)

UMB Fund Services, Inc. serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. In consideration of these services, the Adviser pays the Administrator, out of the Investment Advisory Fee, certain annual fees subject to a minimum fee of $215,000, in addition to certain other fixed and transactional fees, and reimburses certain of the Administrator’s expenses. During the period ended September 30, 2025, the Adviser paid the Administrator $212,747.

UMB Bank, n.a., an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians, securities depositories and clearing agencies.

6. Federal Income Taxes

The Fund has elected to be treated, and intends to operate in a manner so as to qualify continuously, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming that the Fund continues to so qualify, the Fund generally will not be subject to U.S. federal income tax on its taxable income and gains that it distributes to investors.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, as amended by Accounting Standards Update 2009-06, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Fund management has concluded there were no uncertain tax positions as of the period ended September 30, 2025 for federal income tax purposes or in the Fund’s major state and local tax jurisdiction of Delaware.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

At September 30, 2025, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$1,382,151,061
Gross unrealized appreciation	$449,049,954
Gross unrealized depreciation	(43,408,359)
Net unrealized appreciation on investments	$405,641,595

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

7. Investment Transactions

For the period ended September 30, 2025, the purchase and sale of investments in securities, excluding short-term investments and U.S. Government securities, were $671,334,376 and $620,967,451, respectively.

8. Capital Share Transactions

The Fund offers Shares on a continuous basis. Shares may be purchased as of the first business day of each month at the Fund’s then current net asset value per Share.

The Fund, from time to time, may provide liquidity to investors by offering to repurchase Shares pursuant to written tenders by investors. Repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. In determining whether the Fund should repurchase Shares from investors pursuant to written

BBR ALO Fund, LLC

Notes to Financial Statements
September 30, 2025 (Unaudited) (continued)

8. Capital Share Transactions (continued)

tenders, the Fund’s Board will consider the recommendation of the Adviser. The Adviser expects that each repurchase offer will apply to a predetermined percentage of the net assets of the Fund, and that it will recommend to the Board that the Fund offer to repurchase Shares from investors on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day).

The Fund expects that dividends will be paid annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Shares may vary in amount depending on investment income received and expenses of operation; however, in order to continue to qualify as a RIC, substantially all of any taxable net capital gain realized on investments will be paid to investors at least annually.

For the period ended September 30, 2025, transactions in Shares were as follows:

Shares outstanding, April 1, 2025	123,741,744
Shares issued	7,733,646
Shares reinvested	—
Shares repurchased	(5,204,705)
Shares outstanding, September 30, 2025	126,270,685

9. Indemnification

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the Fund expects the risk of loss from such claims to be remote.

10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events to report.

BBR ALO Fund, LLC

Special Investor Meeting Results (Unaudited)
September 30, 2025

Special Investor Meeting Results

The Fund held a Special Meeting of Investors on June 27, 2025 to consider the proposals set forth below (the “Special Meeting”). As of the close of business on May 8, 2025, the record date for the Special Meeting, the Fund had 125,427,222.484 shares of limited liability company interests outstanding. At the Special Meeting, a quorum was present in person or by proxy, and the Fund’s shares were voted on the proposals presented to investors as set forth below. Each proposal received sufficient votes and was approved.

Proposal 1: To elect Michael Wingertzahn as a Director of the Fund:

For	Withheld
66,133,705	2,852

Proposal 2: To approve a proposed Subadvisory Agreement among the Fund, the Adviser and AllianceBernstein:

For	Against	Abstain
66,133,321	0	3,236

BBR ALO Fund, LLC

Approval of New Subadvisory Agreement (Unaudited)

The Board of Directors (the “Board”) of BBR ALO Fund, LLC (the “Fund”), including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Directors”), considered the approval of a subadvisory agreement among the Fund, BBR Partners, LLC (the “Adviser”) and AllianceBernstein L.P. (“AllianceBernstein”) (the “Proposed Subadvisory Agreement”) at a meeting held on May 22, 2025.

In determining whether to approve the Proposed Subadvisory Agreement, the Board, including the Independent Directors, reviewed and discussed with management materials furnished by AllianceBernstein in response to formal requests for information relevant to the Board’s deliberations, including: information regarding the AllianceBernstein, its personnel, operations and financial conditions and the services it proposed to provide to the Fund; and comparative fee and performance information. The Independent Directors also met in an executive session, during which they had the opportunity to discuss with counsel the approval of the Proposed Subadvisory Agreement and the duties and responsibilities of board members in connection with considering the approval of subadvisory agreements.

In considering the approval of the Proposed Subadvisory Agreement, the Board, including the Independent Directors, considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

(i) The nature, extent and quality of services to be provided by AllianceBernstein: The Board reviewed the services that AllianceBernstein would provide to the Fund, including generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board also discussed the amount of time AllianceBernstein would dedicate to the Fund and the type of transactions that would be effected on behalf of the Fund. The Board also considered AllianceBernstein’s investment philosophies and investment processes with respect to, and the investment outlook for, the Fund. In addition, the Board considered the education, background and experience of AllianceBernstein’s advisory and other personnel proposing to provide services to the Fund. The Board then considered certain administrative services to be provided by AllianceBernstein to the Fund, including general administrative and compliance services and assistance in meeting certain legal and regulatory requirements. The Board acknowledged AllianceBernstein’s engagement of skilled investment professionals, research analysts and administrative, legal and compliance staff members to seek to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. Accordingly, the Board concluded that the quality and scope of services to be offered by AllianceBernstein to the Fund was appropriate and supported approval of the Proposed Subadvisory Agreement.

(ii) Investment performance of AllianceBernstein: Because AllianceBernstein had not yet commenced providing subadvisory services to the Fund, the Board recognized the limitations regarding its ability to evaluate the investment performance of AllianceBernstein in managing a portion of the Fund’s assets. The Board, however, reviewed AllianceBernstein’s historical performance record in managing registered funds and separately managed accounts that have investment objectives similar to that of the Fund and investment mandates and strategies similar to those to be employed by AllianceBernstein. The Board also discussed with representatives of the Adviser the investment strategies to be employed by AllianceBernstein in the management of its portion of the Fund’s assets. The Board noted AllianceBernstein’s reputation and experience with respect to the proposed investment strategies to be employed as respects the portion of the Fund’s assets to be allocated to AllianceBernstein, the portfolio managers’ experience with such investment strategies and the Adviser’s experience and reputation in selecting, evaluating and overseeing the Fund’s then-current subadvisers. Based on its consideration and review of the foregoing information, the Board concluded that these factors supported a decision to approve the Proposed Subadvisory Agreement.

(iii) Fees to be paid to AllianceBernstein: The Board reviewed the fees to be paid by the Fund to AllianceBernstein, and compared the fees to those being charged by AllianceBernstein to other funds and accounts managed by AllianceBernstein that are comparable to the portion of the Fund’s assets to be managed by AllianceBernstein in terms of investment strategies and policies and other relevant criteria. The Board noted that the fee rate to be paid by the Fund to AllianceBernstein was comparable to that of a similarly-situated account managed within the AB International Strategic Core Strategy. The Board determined that the fees to be paid under the Proposed Subadvisory Agreement did not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining.

(iv) The costs of the services to be provided and the profits to be realized by AllianceBernstein and its affiliates from the relationship with the Fund: The Board considered the fees to be paid to AllianceBernstein, the competitiveness of those fees, which had been negotiated at arm’s length between the Adviser and AllianceBernstein, and the level of services to be provided by AllianceBernstein. The Board considered the fact that, since AllianceBernstein had not yet commenced providing subadvisory

BBR ALO Fund, LLC

Approval of New Subadvisory Agreement (Unaudited) (continued)

services to the Fund, AllianceBernstein were not yet able to provide the Board with specific information concerning the cost of services to be provided to the Fund and the expected profits to be realized by AllianceBernstein. The Board determined to revisit this issue no later than when it next reviewed the Proposed Subadvisory Agreement following its initial term.

(v) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board considered potential or anticipated economies of scale in relation to the services AllianceBernstein would provide to the Fund. The Board noted that the Adviser had negotiated a competitive fee with AllianceBernstein. The Board concluded that the fee was appropriate at this time, and that it will have the opportunity to periodically re-examine whether any economies of scale were appropriately reflected in the fees paid by the Fund to AllianceBernstein.

Based on the foregoing and other relevant considerations, the Board, including a majority of the Independent Directors, acting within its business judgment: (i) determined that approval of the Proposed Subadvisory Agreement was in the best interests of the Fund and shareholders; (ii) voted to approve the Proposed Subadvisory Agreement; and (iii) voted to recommend approval of the Proposed Subadvisory Agreement by shareholders of the Fund.

BBR ALO Fund, LLC

Other Information
September 30, 2025 (Unaudited)

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies is available: (i) without charge, upon request, by calling the Fund at (212) 313-9870; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the 12-month period ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at (212) 313-9870; and (ii) on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or by calling the Fund at (212) 313-9870.

Dividend Reinvestment Program

The Fund has adopted a dividend reinvestment plan (the “Plan”) pursuant to which distributions of dividends and capital gains (“Dividends”) paid by the Fund will be automatically reinvested in additional Shares of the Fund by UMB Fund Services, Inc., as agent of the Plan (the “Plan Agent”), unless an investor “opts out” (elects not to reinvest in Shares). An investor that elects not to participate in the Plan will receive Dividends in cash, paid by the Plan Agent, as Dividend disbursing agent, directly to the investor’s account, which will be the same account from which investments and any other payments required as a condition to the investor’s investment in the Fund will be made by the investor. Even if an investor does not participate in the Plan, however, the Fund will have the ability to declare a large portion of Dividends in Shares instead of in cash. The tax treatment of dividends and capital gain distributions will be the same whether the investor takes them in cash or reinvests them to purchase additional Shares.

The Plan Agent serves as agent for the Fund’s investors in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the investors, distribute newly-issued Shares on behalf of the participants. The number of Shares to be issued will be computed at a per share rate equal to the net asset value per Share on the Dividend payment date. There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of investors to reinvest distributions. Additional information regarding the reinvestment of distributions may be obtained by contacting the Adviser at the number noted herein. The Plan Agent’s fees for the handling of reinvestment of Dividends are paid by the Adviser. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

Investors may elect initially not to reinvest by indicating that choice in their subscription agreement. Thereafter, investors are free to change their election at any time by contacting the Adviser at (212) 313-9870. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends.

The Fund reserves the right to amend or terminate the Plan at any time. All correspondence concerning the Plan should be directed to the Adviser at (212) 313-9870.

Corporate Offices

BBR ALO FUND, LLC
55 East 52nd Street, 18th Floor
New York, New York 10055

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, Wisconsin 53212
Phone: (414) 299-2200

Custodian Bank

UMB Bank, N.A.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue,
New York, New York 10017

(b) Not applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable.

(b) As of the date of this filing, except as noted below, there have been no changes in any of the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant's most recent annual report on Form N-CSR, filed with the Securities and Exchange Commission on June 6, 2025.

Effective June 27, 2025, Polen Capital Management, LLC ceased provided subadvisory services to the Fund. Effective June 30, 2025, AllianceBernstein L.P. ("AllianceBernstein") commenced providing subadvisory services to the Fund.

AllianceBernstein. Kent Hargis and Brian Holland have served as the portfolio managers of the portion of the Fund's assets that are allocated to Alliance Bernstein since June 2025.

Mr. Hargis, who joined AllianceBernstein in 2003, is the Chief Investment Officer of Strategic Core Equities at AllianceBernstein. He created the Strategic Core platform and has been managing the Global, International and US Strategic Core portfolios since their inception in 2011. Mr. Hargis also has been portfolio manager for the Global Low Carbon Strategy Portfolio since 2022, and managed the Emerging Portfolio from 2015 through 2023.

Mr. Holland, who joined AllianceBernstein in 2004, is a Portfolio Manager and Senior Research Analyst for International Strategic Core Equities at AllianceBernstein. He joined the Strategic Core Equities team as a Senior Research Analyst in 2022 and was appointed Portfolio Manager of International Strategic Core Equities effective January 2023. From 2014 to 2022, Mr. Holland was a senior research analyst on the US Small and Mid Cap Value team, responsible for coverage of technology and materials companies.

The portfolio managers receive base compensation as well as incentive-based compensation determined by the level and performance of client assets under management.

The following table lists the number and types of accounts, other than the Fund, managed by Messrs. Hargis and Holland and assets under management in those accounts, as of March 31, 2025. None of the accounts charge performance-based advisory fees. Neither Mr. Hargis nor Mr. Holland beneficially owns any shares of the Fund.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Kent Hargis	4	$1,334,000,000	17	$8,655,000,000	2,389	$6,287,000,000
Brian Holland	1	$1,004,000,000	0	$0	3	$115,000,000,000

Conflicts of Interest. AllianceBernstein provides advisory services to other clients that invest in securities of the same type in which the Fund invests. As a result, there may be an incentive to favor one vehicle or account over another, resulting in conflicts of interest. AllianceBernstein is aware of its obligation to ensure that, when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives a fair and equitable allocation of the orders, particularly where affiliated accounts may participate. AllianceBernstein has adopted various compliance policies and procedures that it believes are reasonably designed to address various conflicts of interest that may arise in connection with its management of other accounts and investment vehicles, and that provide a methodology for seeking to ensure fair treatment of all clients.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 16. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(4) Not applicable.

(b) Not applicable.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	BBR ALO FUND, LLC

By (Signature and Title)	/s/ Barry Klayman
Barry M. Klayman
Principal Executive Officer

Date	December 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Barry Klayman
Barry M. Klayman,
Principal Executive Officer

Date	December 5, 2025

By (Signature and Title)	/s/ Mark Muffler
Mark Muffler
Principal Accounting Officer
(Principal Financial Officer)

Date	December 5, 2025